UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2006

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Auxilium Pharmaceuticals, Inc. (“Auxilium”) will hold a conference call on Thursday, December 7, 2006 at 9:00 a.m. (EST), regarding its announcement on December 6, 2006 that it suspended the dosing of patients in its U.S. phase III pivotal trial and in its ex-U.S. phase III clinical trial. A copy of the script for the conference call is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The conference call will be an open call and may result in additional dialogue not contained in the attached script. The conference call will be simultaneously web cast on Auxilium’s web site and archived for future review until December 21, 2006.

Conference call details:
Date:	December 7, 2006
Time:	9:00 a.m. (EST)
Dial-in (U.S.):	800-665-0430
Dial-in (International):	913-312-1300
Web cast:	http://www.auxilium.com

To access an audio replay of the call:
Access number (U.S.):	888-203-1112
Access number (International):	719-457-0820
Conference ID#:	4485881

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Script for Auxilium’s conference call to be held on December 7, 2006 regarding its announcement on December 6, 2006 that it suspended dosing of patients in its U.S. phase III pivotal trial and in its ex-U.S. phase III clinical trial.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: December 7, 2006	By:	/s/ James E. Fickenscher
James E. Fickenscher
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Script for Auxilium’s conference call to be held on December 7, 2006 regarding its announcement on December 6, 2006 that it suspended dosing of patients in its U.S. phase III pivotal trial and in its ex-U.S. phase III clinical trial.